O 134 P-2

                         SUPPLEMENT DATED MARCH 12, 2002
                              TO THE PROSPECTUS OF
                         FRANKLIN GROWTH AND INCOME FUND
                             DATED NOVEMBER 1, 2001

The prospectus is amended as follows:

I. Effective May 1, 2002, the Fund will change its name to "Franklin Capital Growth Fund."

II. The first paragraph of the section "DISTRIBUTION AND TAXES -
INCOME AND CAPITAL GAIN DISTRIBUTIONS" on page 12 is replaced with the following:

 The Fund intends to pay an income dividend from its net investment income at least annually. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

                         Please keep this supplement for
                                future reference.





O 134 PA-1

                         SUPPLEMENT DATED MARCH 12, 2002
                              TO THE PROSPECTUS OF
                  FRANKLIN GROWTH AND INCOME FUND ADVISOR CLASS
                             DATED NOVEMBER 1, 2001

The prospectus is amended as follows:

I. Effective May 1, 2002, the Fund will change its name to "Franklin Capital Growth Fund."

II. The first paragraph of the section "DISTRIBUTION AND TAXES -
INCOME AND CAPITAL GAIN DISTRIBUTIONS" on page 10 is replaced with the following:

 The Fund intends to pay an income dividend from its net investment income at least annually. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

                           Please keep this supplement
                              for future reference.
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